UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2016

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-211860	81-2959182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 22, 2016, Ottawa Savings Bancorp, Inc. (the “Company”) issued a press release announcing that the Plan of Conversion and Reorganization, pursuant to which Ottawa Savings Bank will be reorganized from the mutual holding company corporate structure into the fully public stock holding company structure, was approved by both the members of Ottawa Savings Bancorp MHC and the stockholders of Ottawa Savings Bancorp, Inc. at separate special meetings held on September 22, 2016.

Upon completion of the conversion, Ottawa Savings Bancorp MHC and the Company will cease to exist and Ottawa Bancorp, Inc., a Maryland corporation, will become the parent holding company of Ottawa Savings Bank and will be wholly owned by public stockholders. As previously disclosed, Ottawa Bancorp, Inc. has received orders in the subscription and community offering sufficient to complete the offering being conducted in connection with the conversion.

The completion of the conversion and offering remain subject to customary regulatory approvals and the satisfaction of customary closing conditions. Subject to receipt of those approvals and satisfaction of those conditions, the Company anticipates closing the transaction in early to mid-October. Final results of the offering and the anticipated closing date will be announced following the receipt of all regulatory approvals necessary to complete the transaction.

A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated by reference.

This report contains certain forward-looking statements about the conversion and reorganization. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include delays in the consummation of the conversion of Ottawa Savings Bancorp MHC from the mutual holding company to the stock holding company form of organization, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which Ottawa Savings Bancorp, Inc. is engaged. Ottawa Savings Bancorp, Inc. does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required to be reported under the rules and regulations of the United States Securities and Exchange Commission.

A registration statement relating to Ottawa Bancorp, Inc.’s common stock being offered in connection with the conversion has been filed with the United States Securities and Exchange Commission. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. The offer is made only by means of the written prospectus forming part of the registration statement (and, in the case of the subscription and community offering, an accompanying stock order form).

The shares of common stock of Ottawa Bancorp, Inc. are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Item 9.01	Financial Statements and Other Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release of Ottawa Savings Bancorp, Inc., dated September 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OTTAWA BANCORP, INC.

Date: September 27, 2016	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer